Exhibit 10.9

AMENDMENT TO EMPLOYMENT AGREEMENT

This AMENDMENT TO EMPLOYMENT AGREEMENT (this “Amendment”) is dated May 1, 2018, by and between Nevada Gold & Casinos, Inc., a Nevada corporation (the “Company”), and Ernest E. East (“Employee”).

RECITALS

WHEREAS, the Company and Employee entered into that certain Employment Agreement dated April 14, 2011 (the “Employment Agreement”) and a certain Letter Agreement dated April 2, 2018 that temporarily amends such Employment Agreement; and

WHEREAS, the parties desire to make a clarifying amendment to the Employment Agreement.

NOW THEREFORE, in consideration of the mutual covenants and promises contained herein, the parties agree as follows:

1.        The second sentence of Section 4(a) of the Employment Agreement is hereby deleted in its entirety and replaced with the following:

“In such case, Employer shall pay the Annual Salary to Employee for a twelve month period following termination of employment plus a pro rata performance bonus and accrued but unused vacation as of the date of termination. If Employee timely elects continuation coverage pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1986, as amended (“COBRA”) for Employee and his eligible dependents the Company will monthly reimburse Employee for the COBRA premiums for such coverage for twelve months from the date of termination (the “Continuation Benefit”).”

2.        The second sentence of Section 4(b) of the Employment Agreement is hereby deleted in its entirety and replaced with the following:

“In the event of such a termination, Employer shall pay to Employee in a lump sum (i) an amount equal to twelve months Annual Salary, (ii) a pro rata performance bonus and (iii) accrued but unused vacation as of the date of termination. In addition, Employee will be entitled to the Continuation Benefit.”

3.        All other terms of the Employment Agreement, including the Letter Agreement, shall remain in effect.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.

THE COMPANY:

NEVADA GOLD & CASINOS, INC.

BY:

EMPLOYEE:

Ernest E. East